DIAMOND SHAMROCK, INC.

                                   Securities

                   Underwriting Agreement Standard Provisions



                                                                       May, 1995


          From time to time Diamond Shamrock, Inc. (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") substantially in the form of Annex I(A), I(B) or I(C) hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement) certain of its debt securities ("Debt Securities"), preferred stock and common stock ("Equity Securities") and warrants ("Warrants") to purchase Debt Securities ("Warrant Debt Securities") or the Equity Securities ("Warrant Equity Securities", collectively with the Warrant Debt Securities, the "Warrant Securities" and collectively with the Debt Securities and preferred and Equity Securities, the "Securities") specified in Schedule II to such Pricing Agreement (such Securities so specified being referred to herein as the "Designated Securities").

          1. The Designated Securities shall be sold pursuant to a Pricing Agreement. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (each a "Representative"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify, as applicable, the aggregate amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated
Securities and payment therefor. The Debt Securities and Warrant Debt Securities shall be sold pursuant to the indenture (the "Indenture") identified in Schedule II to the applicable Pricing Agreement. Preferred stock, including preferred stock purchasable upon exercise of Warrants, if any, will be issued in one or more series, which series may vary as to voting rights, dividends, optional and mandatory redemption provisions, liquidation preference and conversion provisions and other terms, with all such terms for any particular series or issue of the preferred stock being determined at the time of issue. The Warrants are to be issued pursuant to the provisions of a Warrant Agreement (the "Warrant Agreement") specified in the applicable Pricing Agreement between the Company and the Warrant Agent named in the Pricing Agreement (the "Warrant Agent"). A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designated to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement in respect of the Securities and more particularly described in the applicable Pricing Agreement has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representative, and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"); if any post-effective amendment to such registration statement has been filed with the Commission prior to the date of the applicable Pricing Agreement, the most recent such amendment has been declared effective by the Commission; "Effective Date" means the date as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; such registration statement, as amended at the Effective Date, including all documents incorporated by reference therein and, if the date of the Pricing Agreement is on or before the fifth business day after the Effective Date, including all information deemed to be a part thereof as of the Effective Date pursuant to paragraph (b) of Rule 430A under the Securities Act of 1933, as amended (the "Act"), is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Designated Securities, as first filed pursuant to paragraph (1) or (4) of Rule 424(b) ("Rule 424(b)") under the Act or, if the date of the Pricing Agreement is after the fifth business day after the Effective Date, pursuant to Rule 424(b)(2) or (5), as such form of prospectus may be supplemented as contemplated by Section 1 to reflect the terms of the Designated Securities and the terms of offering thereof, including all documents incorporated by reference therein, is hereinafter referred to as the "Prospectus;" any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated therein by reference;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or in any amendments or supplements thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Designated Securities is required to be delivered in connection with sales of such Designated Securities (such period being hereinafter sometimes referred to as the "prospectus delivery period"); and provided further, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through the Representative expressly for use in the Prospectus or to any statements in or omissions from the statement of eligibility and qualifications on Form T-1 of the Trustee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

          (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to amendments or supplements filed or made during the prospectus delivery period; and provided further, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of an Underwriter through the Representative expressly for use in the Prospectus or to any statements in or omissions from the statement of eligibility and qualifications on Form T-1 of the Trustee, if any, under the Trust Indenture Act;

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as disclosed in the Prospectus, (i) there has not been any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole, and (ii) there has been no material transaction entered into by the Company or any of its significant subsidiaries (as defined in Rule 405 under the Act) other than those in the ordinary course of business;

          (e) Each of the Company and its significant subsidiaries has been duly incorporated, is validly existing in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of properties or the conduct of its business requires such qualification (except where the failure to so qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole), and has the necessary corporate power to conduct the businesses in which it is engaged, as described in the Prospectus;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (g) (i) The Indenture, if any, described in the applicable Pricing Agreement has been duly authorized, executed and delivered by the Company and is duly qualified under the Trust Indenture Act and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles); the Debt Securities, if any, described in the applicable Pricing Agreement have been validly authorized for sale pursuant to the applicable Pricing Agreement and, when such Debt Securities or any Warrant Debt Securities have been duly executed, authenticated, delivered and paid for as provided in the applicable Pricing Agreement and the applicable Indenture or, in the case of Warrant Debt Securities, the applicable Indenture, such Debt Securities or Warrant Debt Securities will constitute valid and binding obligations of the Company entitled to the benefits of the applicable Indenture;
(ii) if the Designated Securities are convertible, the shares of capital stock issuable upon conversion are duly and validly authorized, have been duly reserved for issuance upon conversion of the Designated Securities, and when issued upon the conversion of the Designated Securities, will be duly and validly issued, fully paid and non-assessable; (iii) the Equity Securities and/or Warrant Equity Securities, if any, described in the applicable Pricing Agreement have been duly and validly authorized, when issued and paid for as provided in the applicable Warrant Agreement, will be fully paid and non-assessable and, in the case of Warrant Equity Securities, will be duly reserved for issuance upon exercise of the applicable Warrant, (iv) the Warrants and the Warrant Agreement, if any, described in the Pricing Agreement have been duly executed and delivered and the Warrants, when duly executed, countersigned and delivered, will constitute the valid and legally binding obligations of the Company, enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, and subject to general equitable principles); (v) no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Designated Securities as contemplated herein or, if applicable, the issuance of the shares of capital stock upon conversion of the Designated Securities or exercise of the Warrants; and (vi) the Designated Securities, the Indenture and the Warrant Agreement, if any, conform in all material respects to the descriptions thereof contained in the Prospectus.

          (h) Neither the Company nor any of its significant subsidiaries is in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole; the execution, delivery and performance of the applicable Pricing Agreement and the Indenture, if any, and compliance by the Company with the provisions of the Designated Securities and the Indenture, if any, have been duly authorized by all necessary corporate action and will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its significant subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its significant subsidiaries or their respective properties; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of the transactions contemplated by the applicable Pricing Agreement or the Indenture, if any.

          (i) Other than as described in the Prospectus, there is no material litigation or governmental proceeding pending or, to the actual knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries which if adversely decided could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

          3. Upon the execution of the applicable Pricing Agreement and the authorization by the Representative of the release of the Designated Securities, the several Underwriters propose to offer such Securities for sale upon the terms and conditions set forth in the Prospectus.

          4. The Designated Securities to be purchased by each Underwriter, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative for the accounts of the Underwriters, against payment by each such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks payable to the order of the Company in the funds specified in the applicable Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representative and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Designated Securities. Each Pricing Agreement will also specify the firm or firms which will be Underwriters, the names of any Representatives, the amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and certain terms of the Designated Securities. It is understood that the Underwriters propose to offer the Designated Securities for sale as set forth in the Prospectus. The Debt Securities delivered to the Underwriters on the Closing Date will be in such form, in such denominations and registered in such names as the Underwriters may request.

          5.  The Company agrees with each of the Underwriters of the Designated
Securities:

          (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Prospectus with the Commission (i) pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of
(A) the second business day following the date of the applicable Pricing Agreement or (B) the fifth business day after the Effective Date, or (ii) if the date of the Applicable Pricing Agreement is after the fifth business day after the Effective Date, pursuant to Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, pursuant to Rule 424(b)(5)) not later than the second business day following the date of the applicable Pricing Agreement; the Company will advise the Representatives promptly of any such filing pursuant to Rule 424(b); to advise the Representative promptly of any amendment or supplement to the Registration Statement or Prospectus after the Time of Delivery and during the prospectus delivery period and furnish the Representative with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and during the prospectus delivery period; and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed, or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Designated Securities for offering or sale in any jurisdiction, of the initiation of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to promptly use reasonable efforts, to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Designated Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Designated Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus in such quantities as the Representative may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of such Prospectus in connection with the offering or sale of the Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representative and upon the request of the Representative to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of the Designated Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representative but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its security holders as soon as practicable an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

          (e) Without the prior consent of the Representative, the Company will not, (A) in the event of an offering of Equity Securities, convertible Debt Securities or Warrant Equity Securities, offer, sell, contract to sell or otherwise dispose of any shares of common stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire common stock for that period specified in the Pricing Agreement, other than (i) shares of common stock or options to purchase common stock granted under the Company's existing employee benefit or compensation plans or (ii) the issuance of common stock upon conversion of existing convertible securities or upon exercise of existing rights, options or warrants and, (B) for a period beginning from the date of the applicable Pricing Agreement and continuing to and including the Time of Delivery, in the event of an offering of Debt Securities or Warrants to purchase Warrant Debt Securities, will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to the Designated Securities.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements (except as expressly provided in the last clause of Section 5(c) hereof) thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, the Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) the costs of filing with the National Association of Securities Dealers, Inc., if necessary, (iv) all expenses in connection with the qualification of the Designated Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities rating services for rating the Designated Securities; (vi) the cost of preparing, issuing, and printing the Designated Securities; (vii) the fees and expenses of any Transfer agent, of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Designated Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section,
Section 5(c), Section 8 and Section 11 hereof or as may be provided in the applicable Pricing Agreement, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of the Designated Securities specified in the applicable Pricing Agreement shall be subject, in the discretion of the Representative, to the accuracy of the representations and warranties and other statements of the Company herein, at and as of the Time of Delivery, the performance by the Company of all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened in writing by the Commission;

          (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Representative such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Timothy J. Fretthold, Esq., Senior Vice President/Group Executive and General Counsel of the Company, shall have furnished to the Representative his written opinion, dated the Time of Delivery, to the effect that:

               (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in the United States in which its ownership of properties or the conduct of its business requires such qualification (except where the failure so to qualify or be in good standing would not have a material adverse effect upon the Company and its subsidiaries taken as a whole), and has all necessary corporate power and authority, and to such counsel's knowledge has all material governmental franchises, licenses and permits, necessary to conduct the businesses in which it is engaged as described in the Prospectus;

               (ii) The Registration Statement is effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the knowledge of such counsel after due inquiry, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or has been threatened in writing by the Commission;

             (iii) Based upon such counsel's participation in the preparation of the Registration Statement and Prospectus and his discussions with officers, directors and employees of the Company, the independent accountants who examined the financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and Prospectus and the Representative concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3, such counsel is of the opinion that the Registration Statement (except for the operating statistics, financial and statistical statements, financial schedules, and other financial data included therein, as to which he need express no opinion), as of its effective date, and the Prospectus (with the foregoing exceptions), as of its date, complied as to form in all material respects with the Act, the rules and regulations of the Commission thereunder, the Trust Indenture Act and the rules and regulations of the Commission thereunder;

               (iv) Although such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and Prospectus, based upon the participation and discussion described in paragraph (iii) above, no facts have come to his attention that cause him to believe that the Registration Statement (except for the operating statistics, financial statements, financial schedules and other financial and statistical data included therein, as to which he need express no opinion), as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions), at the effective date and as amended and supplemented to the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (v) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries relating to the applicable Pricing Agreement or which is required to be disclosed in the Prospectus which is not disclosed as so required;

               (vi) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder, or which are required to be filed by the Exchange Act or the rules and regulations of the Commission thereunder as exhibits to any document incorporated by reference in the Prospectus, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the rules and regulations of the Commission under the Act or the rules and regulations of the Commission under the Exchange Act;

               (vii) To the knowledge of such counsel, neither the Company nor any of its significant subsidiaries is in default under any material agreement, indenture or instrument;

               (viii) The Indenture, if any, described in the applicable Pricing Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Warrant Agreement, if any, described in the applicable Pricing
Agreement has been duly authorized, executed and delivered by the Company; and each, as applicable, is a valid and binding obligation of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles);

               (ix) If any Designated Securities to be issued are convertible into or are exercisable for capital stock of the Company, the shares of such capital stock are duly and validly authorized, have been duly reserved for issuance upon conversion or exercise of such Designated Securities, and when issued upon the conversion or exercise of such Designated Securities, will be duly and validly issued, fully paid and non-assessable;

               (x) The Equity Securities, if any, described in the applicable Pricing Agreement have been duly and validly authorized by the Company and, when paid for in accordance with the applicable Pricing Agreement or, in the case of Warrant Equity Securities, the applicable Warrant
Agreement and when certificates therefor have been duly countersigned, will be validly issued, fully paid, and non-assessable.

               (xi) The Debt Securities, if any, described in the applicable Pricing Agreement are in a form contemplated by the applicable
Indenture and have been duly authorized by all necessary corporate action on the part of the Company and, assuming such Debt Securities have been duly authenticated as specified in the applicable Indenture and delivered against payment therefor in accordance with the applicable Pricing Agreement, such Debt Securities will be valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the applicable Indenture;

               (xii) The Warrants, if any, described in the applicable Pricing Agreement, are in a form contemplated by the applicable Warrant Agreement, have been duly authorized by all necessary corporate action on the part of the Company and assuming such Warrants have been duly countersigned by the Warrant Agent and delivered against payment therefor in accordance with the applicable Pricing Agreement, such Warrants will be valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the applicable Warrant Agreement; and the Warrants, if any, described in the applicable Pricing Agreement, may be exercised to purchase the securities for which they are exercisable in accordance with their terms and the terms of the applicable Warrant Agreement;

               (xiii) The Warrant Debt Securities, if any, described in the applicable Pricing Agreement, issuable upon exercise of the Warrants, are in a form contemplated by the applicable Indenture and by the applicable Warrant Agreement and have been duly authorized by all necessary corporate action on the part of the Company and, assuming such Warrant Debt Securities have been duly authenticated as specified in the applicable Indenture and delivered against payment therefor in accordance with the applicable Warrant Agreement, such Warrant Debt Securities will be valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the applicable Indenture;

               (xiv) The Debt Securities, the Indenture, if any, described in the applicable Pricing Agreement and the Warrant Agreement, if any, described in the applicable Pricing Agreement, conform in all material respects as to legal matters to the statements relating to them in the Registration Statement and the Prospectus; and

               (xv) The execution, delivery and performance of the applicable Pricing Agreement and compliance by the Company with the provisions of the Designated Securities, the Indenture, if any, and the Warrant Agreement, if any, will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its significant subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of any order, rule or regulation known to such counsel
(also as in effect on the date of such opinion) of any court or governmental agency having jurisdiction over the Company, any of its significant subsidiaries or their respective properties; and no consent, authorization with, any court or governmental agency is required for the execution, delivery and performance by the Company of the applicable Pricing Agreement except such as may be required by the Act, the Trust Indenture Act, the Exchange Act or state securities laws;

          (d) Jones, Day, Reavis & Pogue, counsel to the Company, shall have furnished to the Representative such firm's written opinion, dated the Time of Delivery, to the effect that:

               (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware;

              (ii)  The Indenture, if any, described in the applicable
Pricing Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Warrant Agreement, if any, described in the applicable Pricing Agreement has been duly authorized, executed and delivered by the Company; and each, as applicable, is a valid and binding obligation of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles);

             (iii)  The Debt Securities, if any, described in the applicable
Pricing Agreement, are in a form contemplated by the applicable   Indenture and
have been duly authorized by all necessary corporate action on the part of the Company and, assuming such Debt Securities have been duly authenticated as specified in the applicable Indenture and delivered against payment therefor in accordance with the applicable Pricing Agreement, such Securities will be valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the applicable Indenture;

               (iv) If any Designated Securities to be issued are convertible into or are exercisable for capital stock of the Company, the shares of such capital stock are duly and validly authorized, have been duly reserved (based upon the initial conversion price) for issuance upon conversion or exercise of such Designated Securities, and when certificates therefor have been duly countersigned and when issued upon the conversion or exercise of such Designated Securities, will be duly and validly issued, fully paid and non-assessable;

               (v) The Equity Securities, if any, described in the applicable Pricing Agreement have been duly and validly authorized by the Company and, when paid for in accordance with the applicable Pricing Agreement or, in the case of Warrant Equity Securities, the applicable Warrant Agreement and when certificates therefor have been duly countersigned, will be validly issued and are fully paid and non-assessable;

               (vi) The Warrants, if any, described in the applicable Pricing Agreement, are in a form contemplated by the applicable Warrant Agreement, have been duly authorized by all necessary corporate action on the part of the Company and assuming such Warrants are duly countersigned by the Warrant Agent and delivered against payment therefor in accordance with the applicable Pricing Agreement, such Warrants will be valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the applicable Warrant Agreement; and the Warrants, if any, described in the applicable Pricing Agreement, may be exercised to purchase the securities for which they are exercisable in accordance with their terms and the terms of the applicable Warrant Agreement;

               (vii) The Warrant Debt Securities, if any, described in the applicable Pricing Agreement, issuable upon exercise of the Warrants, are in a form contemplated by the applicable Indenture and by the applicable Warrant Agreement and have been duly authorized by all necessary corporate action on the part of the Company and, assuming such Warrant Debt Securities have been duly authenticated as specified in the applicable Indenture and delivered against payment therefor in accordance with the applicable Warrant Agreement, such Warrant Debt Securities will be valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and subject to general equitable principles), and entitled to the benefits of the applicable Indenture;

               (viii) The Designated Securities, the Indenture, if any, and the Warrant Agreement, if any, conform in all material respect as to legal matters to the statements relating to them in the Registration Statement and the Prospectus;

               (ix) The Company has the corporate power and authority necessary to execute and deliver the applicable Pricing Agreement and to perform its obligations thereunder (including the sale and delivery of the Designated Securities under the applicable Pricing Agreement); and the applicable Pricing Agreement has been duly authorized, executed and delivered by the Company;

              (x) Based upon such counsel's participation in the preparation of the Registration Statement and Prospectus and such counsel's discussions with officers and employees of the Company and the Representative concerning the information contained in the Registration Statement and Prospectus and the proposed responses to various items in Form S-3, such counsel is of the opinion that the Registration Statement (except for the operating statistics, financial statements, financial schedules, and other financial and statistical data included therein, as to which such counsel need express no opinion), as of its effective date, and the Prospectus (with the foregoing exceptions), as of its date, complied as to form in all material respects with the Act, the rules and regulations of the Commission thereunder, and, if applicable, the Trust Indenture Act and the rules and regulations of the Commission thereunder; and

             (xi) Although such counsel has not independently verified and is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and Prospectus, based upon the participation and discussions described in paragraph (x) above, no facts have come to such counsel's attention that cause such counsel to believe that the Registration Statement (except for the operating statistics, financial statements, financial schedules and other financial and statistical data included therein, as to which such counsel need express no opinion), as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (with the foregoing exceptions), at the effective date and as amended and supplemented to the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) The Trustee, if any, shall have furnished to the Representative a certificate, dated the Time of Delivery, as to its due authorization, execution and delivery of the Indenture and its due authentication of the Designated Securities;

          (f) At the Time of Delivery, the independent accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representative a letter, dated the Time of Delivery, of the type described in the American Institute of Certified Public Accountant's Statement on Auditing Standards No. 72 and as to such other matters as the Representative may reasonably request and in form and substance reasonably satisfactory to the Representative;

          (g) Subsequent to the date of the applicable Pricing Agreement there shall not have occurred any of the following:

               (i) a suspension in trading in securities generally on the New York Stock Exchange or the American Stock Exchange or the over-the-counter market, or the establishment of minimum prices on either of such exchanges or such market, or

              (ii) a general banking moratorium declared by federal, Texas or New York State authorities, or

             (iii) any outbreak or escalation of hostilities in which the United States is or becomes engaged which would likely result in the declaration of a national emergency, or

              (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g) under the Act or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); or

               (v) any material adverse change in the existing economic, political or financial conditions in the United States, including any effect of international conditions on the financial markets in the United States that, in the reasonable judgment of the Representative, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus; and

          (h) The Company shall have furnished or caused to be furnished to the Representative at the Time of Delivery a certificate or certificates of officers of the Company as to the accuracy of the representations and warranties of the Company herein at and as of the Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery, and as to the matters set forth in subsection (a) of this Section.

          8. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which such Underwriter or controlling person may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and controlling person for any legal and other expenses reasonably incurred by such Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or controlling person of any Underwriter.

          (b) Each Underwriter shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of Section 15 of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person for any legal and other expenses reasonably incurred by such indemnified party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

          (c) Promptly after receipt by an indemnified party under this Section of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section except to the extent that the indemnifying party is actually prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that
(i) the Underwriters shall have the right to employ counsel to represent the Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section if, in the reasonable judgment of the Representative, it is advisable for the Underwriters to be represented by separate counsel, and in that event the fees and expenses of such counsel shall be paid by the Company and (ii) the Company shall have the right to employ counsel to represent the Company, each of its directors and officers and each of its controlling persons who may be subject to liability arising out of any claim in respect to which indemnity may be sought by the Company or such other persons under this Section if, in the reasonable judgment of the Company, it is advisable for the Company, its directors and officers, and controlling persons to be represented by separate counsel and, in that event, the fees and expenses of such separate counsel shall be paid by the Underwriters. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel to which it is entitled under this Section, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

          9. (a) If any Underwriter shall default in its obligations to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement, the Representative may in its discretion arrange for any Underwriter or Underwriters or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such Designated Securities, or the Company notifies the Representative that it has so arranged for the purchase of such Designated Securities, the Representative or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Representative may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangement for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of such Designated Securities which such Underwriter agreed to purchase hereunder) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of Designated Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Designated Securities.

          Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 2 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective (or when any amendment thereto made by the Company becomes effective) or who, with his consent, is named in the Registration Statement as about to become a director of the Company, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          11. If the applicable Pricing Agreement shall be terminated pursuant to clause (i), (ii), (iii) or (v) of subsection 7(g) hereof or pursuant to
Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities except as provided in
Section 6 and Section 8 hereof; but if for any other reason the Designated Securities are not delivered by or on behalf of the Company as provided herein by reason of the Company's breach of any representation, warranty or covenant herein or in the applicable Pricing Agreement, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

          12. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.

          All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representative as set forth in the applicable Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which addresses have been supplied to the Company by the Representative.

          13. This Agreement and the Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence in connection with the Pricing Agreement.

          15. This Agreement and the Pricing Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed therein.

          16. This Agreement and the Pricing Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                                                      ANNEX I(A)



                            Form of Pricing Agreement
                                (Debt Securities)


[INSERT NAME],
  As Representatives of the several
     Underwriters named in Schedule I hereto,

[Insert Address]



                                                                          , 199_


Dear Sirs:

          Diamond Shamrock, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions filed as an exhibit to the Company's registration statement on Form
S-3 (No. 33-      ) (the "Underwriting Agreement"), to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, provided that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,


                                    DIAMOND SHAMROCK, INC.


                                    By:__________________________

Accepted as of the date hereof:

[Insert Name]


By:___________________________

     On behalf of each of the Underwriters

                                   SCHEDULE I

                                                          Principal Amount of

                                                          Designated Securities

                                                          to be Purchased
Underwriter

[Names of Underwriters] . . . . . . . . . . . . . .        $































                                                            __________
Total . . . . . . . . . . . . . . . . . . . . . . .        $__________

                                   SCHEDULE II

Title of Designated Securities:
         [  %] [Floating Rate] [Zero Coupon] [Notes]
         [Debentures] due

Aggregate principal amount:

         $

Price to Public:

           % of the principal amount of the Designated Securities, plus accrued
interest from         to         [and accrued amortization, if any, from

      to             ]

Purchase Price by Underwriters:

           % of the principal amount of the Designated Securities, plus accrued
interest from         to         [and accrued amortization, if any, from

      to             ]

Specified funds for payment of purchase price:

         [New York] Clearing House funds

Indenture:

         Indenture, dated as of         , between the Company and
, as Trustee

Maturity:


Interest Rate:

         [  %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

         [months and dates]

Warrant Provisions:

         [See Schedule II to Annex I(C)]

Redemption Provisions:

         [No provisions for redemption]

         [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the
Company, in the amount of $      or an integral multiple thereof,

                     [on or after     ,         at the following
         redemption price (expressed in percentages of principal amount).]  If

      [redeemed on or before           ,     %, and if] redeemed during the

   12-month period beginning


                                                          Redemption

                        Year

                  Price




         and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

         [on any interest payment date falling or after         ,          , at

       the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

         [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

         [Restriction on refunding]

Sinking Fund Provisions:

         [No sinking fund provisions]

         [The Designated Securities are entitled to the benefit of a
                 sinking fund to retire $        principal amount of Designated

               Securities on         in each of the years            through

                 at 100% of their principal amount plus accrued interest] [,

            together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional $ principal amount of Designated Securities in the years

             through      at 100% of their principal amount plus accrued

        interest].

            [If Securities are extendable debt Securities, insert --

Extendable Provisions:

                 Securities are repayable on        ,       [insert date and

years], at the option of the holder, at their principal amount with
accrued interest.  Initial annual interest rate will be    %, and
thereafter annual interest rate will be adjusted on         ,       and

         to a rate not less than    % of the effective annual interest
rate on U.S. Treasury obligations with      -year maturities as of the
[insert date 15 days prior to maturity date] prior to such [insert maturity date].]




           [If Securities are Floating Rate debt Securities, insert --

Floating Rate Provisions:

                 Initial annual interest rate will be    % through

  [and thereafter will be adjusted [monthly] [on each     ,         ,

 and     ] [to an annual rate of      % above the average rate for
- -year [month] [securities] [certificates of deposit] by      and
[insert names of banks].] [and the annual interest rate [thereafter]
[from        through      ] will be the interest yield equivalent
of the weekly average per annum market discount rate for           -
month Treasury bills plus    % of Interest Differential (the excess, if
any, of (i) then current weekly average per annum secondary market
yield for      -month certificates of deposit over (ii) then current
interest yield equivalent of the weekly average per annum market
discount rate for       -month Treasury bills); [from and thereafter
the rate will be the then current interest yield equivalent plus     %
of Interest Differential].]

Time of Delivery:


Method of Delivery:


Closing Location:




Name and addresses of Representatives:
         Designated Representatives:
         Address for Notices, etc.:


[Other Terms]:

                                                                      ANNEX I(B)



                            Form of Pricing Agreement
                               (Equity Securities)


[INSERT NAME],
  As Representatives of the several
         Underwriters named in Schedule I hereto, [Insert Address]



                                                                          , 199_


Dear Sirs:

                 Diamond Shamrock, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions filed as an exhibit to the Company's registration statement on Form
S-3 (No. 33-      ) (the "Underwriting Agreement"), to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, provided that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The
Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

                 An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                 Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal number of shares of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

                 If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                           Very truly yours,



                                           DIAMOND SHAMROCK, INC.


                                           By:__________________________

Accepted as of the date hereof:

[Insert Name]


By:___________________________

         On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                     Number of
Underwriter                                                           Shares

[Names of Underwriters] . . . . . . . . . . . . . . . . .































                                                                  __________
Total . . . . . . . . . . . . . . . . . . . . . . . . . .         __________

                                    SCHEDULE II


Title of Designated Securities:

         [Common Stock] [Preferred Stock, Series ______]

Number of Shares to be issued:

         [         shares]

[For Preferred Stock:

Voting Rights:

Preferred Stock Dividends:

         [cash dividends of $  to $   per share payable quarterly   in arrears
on _____ __, ______ __, _______ __ and _______     __.]

Optional Redemption:

Mandatory Redemption/Sinking Fund:

Liquidation Preference:

         [$    per share plus     ].

Name of Exchange or Market:

         [New York Stock Exchange] [NASDAQ National Market System] [American Stock Exchange]

[Period Designated Pursuant to Section 5(e) of the Underwriting Agreement:

   ______ days.]

Conversion Provisions:

Warrant Provisions:

         [See Schedule II to Annex I(C)]

[Other Terms]

Price to Public:          $         per share

Underwriting Discounts and Commission:

Proceeds to Company:

Over-Allotment Option:

Time of Delivery:
         A.M. on            , 19  , at
         in New York [Clearing House (next     day)]
[Federal (same-day)] funds.

Name of Transfer Agent and Registrar:

[Name[s] and Address[es] of Representative[s]:]]

[For Common Stock:

Name of Exchange or Market:
         [New York Stock Exchange] [NASDAQ National Market System] [American Stock Exchange]

[Period Designated Pursuant to Section 5(e) of the Underwriting Agreement:
______ days.]

[Other Terms]

Price to Public:
         $         per share

Underwriting Discounts and Commission:

Proceeds to Company:

Over-Allotment Option:

Time of Delivery:
         A.M. on            , 19  , at                       in New
York [Clearing House (next day)] [Federal (same-day)]       funds.

Name of Transfer Agent and Registrar:]

Name and addresses of Representatives:
         Designated Representatives:
         Address for Notices, etc.:

                                                                      ANNEX I(C)



                            Form of Pricing Agreement
                                   (Warrants)


[INSERT NAME],
  As Representatives of the several
         Underwriters named in Schedule I hereto, [Insert Address]



                                                                          , 199_


Dear Sirs:

                 Diamond Shamrock, Inc. (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions filed as an exhibit to the Company's registration statement on Form
S-3 (No. 33-      ) (the "Underwriting Agreement"), to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, provided that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The
Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

                 An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                 Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Warrants (the "Warrants") to purchase [principal amount of the Company's Debt Securities] [shares of the Company's Common Stock] [shares of the Company's Preferred Stock] set forth opposite the name of such Underwriter in Schedule I hereto.

                 If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                                  Very truly yours,



                                                  DIAMOND SHAMROCK, INC.



                                                  By:__________________________

Accepted as of the date hereof:

[Insert Name]


By:___________________________

         On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                    Number of
Underwriter                                                         Warrants
[Names of Underwriters] . . . . . . . . . . . . . . . .












                                                          __________
Total . . . . . . . . . . . . . . . . . . . . . . . . .   __________

                                   SCHEDULE II


Title of Warrant Securities:

         [Common Stock] [Preferred Stock, Series ______]

Number of Warrants to be issued:

         [         Warrants]

Warrant Agent:

Exercise Price:
         $         per Warrant

Expiration Date:

Currency:

Currency of Warrant Securities:

Maturity of Warrant Securities

Principal Amount [Number] of Warrant Securities:

Interest Rate of Warrant Securities:

Interest Rate Payment Dates of Warrant Securities:

Listing Requirement:

Additional Terms of Warrants and Warrant Securities

Period Designated Pursuant to Section 5(e) of the Underwriting Agreement:
______ days.

Underwriting Discounts and Commission:

Proceeds to Company:

Over-Allotment Option:

Time of Delivery:
         A.M. on            , 19  , at                       in New
York [Clearing House (next day)] [Federal (same-day)]               funds.

Name of Transfer Agent and Registrar:]

Name and addresses of Representatives:
         Designated Representatives:
         Address for Notices, etc.:

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